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                             EXHIBIT NUMBER 10.12.3





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                       THIRD LOAN AGREEMENT MODIFICATION


         This THIRD LOAN AGREEMENT MODIFICATION (hereinafter called "Modification") is entered into on this date by and between FRANKLIN FINANCIAL CORPORATION ("Borrower"), a Tennessee corporation; and FIRST AMERICAN NATIONAL BANK ("Lender"), a national banking association with principal offices located in Davidson County, Tennessee.

                                  WITNESSETH:

         WHEREAS, Borrower on December 8, 1993, executed a Master Promissory Note evidencing a line of credit from Lender (the "Note");

         WHEREAS, Borrower and Lender entered into a Loan Agreement on December 8, 1993, in connection with the Note from Lender to Borrower (the "Loan Agreement"); and

         WHEREAS, Borrower and Lender entered into a Master Promissory Note and Loan Agreement Modification on September 20, 1994, and a Second Master Promissory Note and Loan Agreement Modification on December 29, 1995, in connection with both the Note and Loan Agreement.

         NOW, THEREFORE, for valuable consideration, the receipt of which is mutually acknowledged, the Loan Agreement, as previously modified, is hereby modified as follows:

         The amount as presented in paragraph 1.1 of the Loan Agreement, and as later modified, shall now be modified to the amount of $6,000,000.

         Except as modified and amended hereby, all the terms and conditions set forth in the Note and Loan Agreement remain unchanged and are hereby reaffirmed by Borrower as of this date.

         Executed on January 31, 1997.


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
FRANKLIN FINANCIAL CORPORATION                              FIRST AMERICAN NATIONAL BANK
("Borrower")                                                ("Lender")

By:      /s/ Richard Herrington                             By:    /s/ Leroy Brown
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Title:   President                                          Title:   Senior Vice President
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